UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Avenue, Suite 2400

New York, NY 10151

 (Address of principal executive offices)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund

Annual Report

December 31, 2011

Pinnacle Value Fund Annual Report                                                             Dec. 31, 2011

Dear Fellow Shareholders,

Our Fund lost 4.9% during 2011. We ended the year at 51 positions with a weighted average market cap of $300 million, a dividend yield of 1.4% and a price to book value ratio of 70%. We have been adding dividend paying stocks to help build our yield. As you can see from the box scores below, we underperformed the benchmark R2000 for reasons to be explained in a moment.

2011 was the year of the yo-yo. Extraordinary volatility was driven by an array of well known concerns- sovereign debt woes, slowing worldwide economies, the waning influence of fiscal and monetary stimulus, stagnant home prices, persistent unemployment, and the sustainability of robust corporate profits to name a few. We expect the resulting volatility to continue and will use it to our advantage. On big down days we are typically buying quality names for the portfolio while big up days often allow us to reposition our holdings if necessary.

Turning to the markets and the small cap corner we work in, the first 6 months saw the benchmark R2000 advance 6.2%. The last 6 months saw a decline of 10% leading to a 2011 decline of 4.2%.  While we are disappointed with the Fund’s negative results, we take a longer term perspective of several years. This is generally how long we give a portfolio holding to blossom and make money. Very often the laggards of one year become the stars of the next. Many of our biggest winners over the years have been stocks that declined after we began buying but where we had the conviction to buy more at lower prices. Such a response is not automatic of course. However, we do like to buy companies with solid management, sound finances and viable business models when they are on sale.   Our outlook remains cautious.

Total Return                               2011             2010             2009            2008              2007

Pinnacle Value Fund                    (4.9)%          13.5%           12.7%          (16.9)%           15.4%

Russell 2000                                  (4.2)             26.9              27.1             (33.8)               (1.5)

S&P 500                                        2.1%           15.1%          26.5%           (37%)             (5.6)%

(All returns include dividend reinvestment. Past performance does not guarantee future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

Portfolio Activity

Portfolio turnover was 34%.  Of our five largest sales, acquisitions accounted for three:  Electronics distributor Nu Horizons was acquired for cash resulting in a 310% realized gain;

Wesco Financial was acquired by Berkshire Hathaway for cash resulting in a 38% realized gain;   NOVT Corp. shares were sold via a tender offer for a 92% gain. The remaining large sales were partial liquidations of Handy & Harman and Harbinger Group.  Our patience with Handy was finally rewarded when positive changes implemented by operating management resulted in higher sales, income and cash flows. The shares rose accordingly and we exited most of our Handy shares for a realized gain of 153%. Despite its success, Handy remains a largely cyclical story and we did not wish to hang around should the world economy slow. Harbinger Group was another story.  In 2010, control of Harbinger was acquired by a hedge fund/private equity firm that promptly took several actions we objected to- dilutive private placement equity raises, a debt financed acquisition and questionable asset shuffling. Seeing this, we sold most of our position but still suffered a 23% loss. We used this and other losses to offset all of our realized gains.

Of our largest purchases, two were special situations in the financial arena. Wilshire Bank is a well capitalized Los Angeles based commercial bank catering to Korean Americans and the many independent businesses they operate.  Preferred Bank is a well financed southern California based commercial bank catering to Chinese Americans and their many commercial ventures both here and abroad. Both banks got into trouble when lax credit standards led to poor real estate loans.  Big loan loss provisions quickly followed leading to an erosion of equity and regulator involvement.  Both banks were forced to raise common equity capital at terms we felt were attractive.  We were able to acquire shares of both at a reasonable multiple of expected earnings power as did the insiders. In addition, both banks made significant management changes, reduced cost structures and significantly strengthened credit and underwriting standards.  While neither is out of the woods yet, these actions are starting to bear fruit with each bank reporting solid profits in the most recent two quarters.

Winners vs. Sinners-2011

Top contributors to Fund performance include the aforementioned NOVT Corp. and Wesco Financial which were subjects of a tender offer and acquisition bid respectively. Conglomerate Regency Affiliates traded sideways for months before rising in the wake of better operating results. Likewise, Wilshire Bank and CSS Industries did better as results improved.

Top detractors for the year resulted from price declines on some of our larger positions. While price declines are never fun, the impact was magnified since  they affected our larger positions.  In some cases we were able to take some profits ahead of time. Except for Harbinger, which has been sold, we have confidence in all of these positions. We are willing to suffer short term quotational risks if we believe the long term prospects remain attractive. MVC Capital and Capital Southwest are conservatively run private equity funds with a history of delivering above average, if chunky investment returns. Flexsteel is a solidly profitable well run furniture maker that, like its peers, is suffering from a housing downturn that will eventually run its course. First Acceptance is a non-standard personal auto insurer where business is being hurt by high unemployment causing customers to drive less and take lower policy coverages. However, the controlling shareholder is getting impatient- he recently replaced the CEO  and increased his ownership substantially to 45%. Stay tuned.

By now you should have received your year end statement.  Since there was no distribution of net gains or investment income in 2011, you will not receive a Form 1099-DIV for 2011. As always, should you have any questions about your account or the Fund, don’t hesitate to call or write.

Thanks for your continued confidence in our work.

John E. Deysher                                                                                       Pinnacle Value Fund

President & Portfolio Manager                                                              745 Fifth Ave.- 2400

212-605-7100                                                                                             New York, NY  10151

TOP 10 POSITIONS                                                                                                  % net assets

1. First Acceptance  Corp.                                                                                                     3.8

2. Hallmark Financial                                                                                                             3.7

3. Wilshire Bank                                                                                                                    3.7

4. Montpelier Re                                                                                                                    3.6

5. MVC Capital                                                                                                                      3.5

6. Asta Funding                                                                                                                      3.1

7. Capital Southwest                                                                                                               2.9

8. Preferred Bank                                                                                                                   2.7

9.  Flexsteel Industries                                                                                                             2.1

10. SWK Holdings                                                                                                                  2.0

                                                                                              Total                                     31.1%

YTD TOP 5 WINNERS (realized & unrealized gains)

1.  NOVT Corp.                                                                                                             $254,900

2.  Regency Affiliates                                                                                                      140,700

3.  Wilshire Bank                                                                                                             110,800

4.  CSS Industries                                                                                                            100,800

5.  Wesco Financial                                                                                                           97,300

                                                                                             Total                                 $704,500

YTD TOP 5 SINNERS  (realized & unrealized losses)

1. First Acceptance Corp.                                                                                              $620,400

2. MVC Capital                                                                                                               405,400

3. Flexsteel  Industries                                                                                                    354,200

4. Harbinger Group                                                                                                         309,700

5. Capital Southwest                                                                                                       305,100

                                                                                            Total                               $1,994,800

SECURITY CLASSIFICATIONS

Government Money Market Fund                                                                                    42.5%

Insurance                                                                                                                        16.6

Financial Services                                                                                                            15.2

Banks & Thrifts                                                                                                                7.9

Consumer Goods & Services                                                                                             4.8

Closed End & Exchange Traded Funds                                                                              4.7

Industrial Goods & Services                                                                                               3.5

Conglomerate                                                                                                                    2.3

Real Estate Investment Trusts                                                                                            2.5

                                                                                                    Total                           100%

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

		Schedule of Investments
		December 31, 2011
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Banks & Thrfifts
93,800	Anchor Bancorp *	$ 720,836	$ 581,560
1,600	BBCN Bancorp, Inc. *	12,535	15,120
169,304	Preferred Bank *	1,275,733	1,261,315
13,700	Suffolk Bancorp	112,764	147,823
480,907	Wilshire Bancorp *	1,485,764	1,745,692
		3,607,632	3,751,510	7.87%
Conglomerate
13,812	Handy & Harman Ltd. *	16,629	136,739
30,408	Harbinger Group, Inc. *	175,086	121,936
142,049	Regency Affiliates, Inc. *	750,235	852,294
		941,950	1,110,969	2.33%
Electronic Connectors
100	Methode Electronics, Inc.	972	829	0.00%

Fabricated Metal Products
114,100	Hardinge, Inc.	430,958	918,505
12,150	Keystone Consol Industries, Inc. *	95,170	85,050
		526,128	1,003,555	2.11%
Financial Services
185,187	Asta Funding, Inc.	261,637	1,477,792
330,845	BKF Capital Group, Inc. *	1,200,242	367,238
512,840	Cadus Corp. *	828,076	692,334
17,100	Capital Southwest Corp.	1,275,408	1,394,505
285,670	CoSine Communications, Inc. *	697,284	557,057
117,200	Kent Financial Services, Inc. *	265,452	134,780
143,437	MVC Capital, Inc.	1,254,961	1,662,435
1,141,027	SWK Holdings Corp. *	970,970	935,642
		6,754,030	7,221,783	15.16%
Furniture & Fixtures
7,500	Hooker Furniture	64,824	86,025
72,253	Flexsteel Industries, Inc.	437,013	999,982
176,452	Stanley Furniture Company, Inc. *	539,140	527,591
		1,040,977	1,613,598	3.39%
Greeting Cards & Giftwrap
39,600	CSS Industries, Inc.	640,739	788,832	1.66%

Insurance
29,848	EMC Insurance Group	546,920	613,973
1,314,313	First Acceptance Corp. *	2,949,903	1,787,466
250,724	Hallmark Financial Services, Inc. *	1,640,612	1,752,561
24,400	Independence Holding Co.	116,279	198,372
97,400	Montpelier Re Holdings Ltd.	1,301,861	1,728,850
3,284	National Security Group, Inc.	26,433	28,735
900	Navigators Group, Inc. *	33,483	42,912
98,800	Old Republic International Corp.	776,339	915,876
109,089	Seabright Holdings, Inc.	700,444	834,531
		8,092,274	7,903,276	16.59%
Publishing-Books
1,200	Courier Corp.	8,552	14,076	0.03%

Railroad Equipment
100	FreightCar America, Inc. *	1,912	2,095	0.00%

Retail-Variety Stores
1,600	Duckwall-ALCO Stores, Inc. *	14,417	13,328	0.03%

Test & Measurement
50,200	Electro Sensors, Inc.	199,619	197,060
27,600	Perceptron, Inc. *	74,895	131,376
		274,514	328,436	0.69%
Security Services
1,627,683	Sielox, Inc. *	554,777	91,150	0.19%

Educational Services
70,201	Ambassador Group, Inc.	297,108	316,607	0.66%

Real Estate Investment Trusts
30,700	American Land Lease, Inc. PFD 7.75% Series A	644,555	667,725
35,200	Getty Realty Corp.	499,049	491,040
531	USA Real Estate Investors Trust *	173,832	34,515
		1,317,436	1,193,280	2.50%
Trucking
69,153	P.A.M. Transportation Services, Inc. *	306,797	656,954	1.38%

Total for Common Stock		$ 24,380,215	$ 26,010,278	54.60%

Closed-End & Exchange Traded Funds
3,200	Central Europe & Russia Fund, Inc.	38,575	91,360
94,900	Guggenheim Solar	249,221	234,403
81,680	Japan Smaller Capitalization Fund, Inc.	545,854	586,462
34,259	Petroleum & Resources Corp.	595,316	838,660
3,680	ProShares UltraShort Russell 2000 Growth	174,965	130,235
2,850	ProShares UltraShort Technology	261,416	145,521
9,300	Singapore Fund, Inc.	57,195	101,463
8,900	Turkish Investment Fund, Inc.	37,943	98,434

Total for Closed-End & Exchange Traded Funds		$ 1,960,485	$ 2,226,538	4.67%

SHORT TERM INVESTMENTS
Money Market Fund
20,268,590	First American Government Obligation Fund Class Z 0.02% **	20,268,590	20,268,590	42.55%

Total for Short Term Investments		$ 20,268,590	$ 20,268,590	42.55%

	Total Investments	$ 46,609,290	$ 48,505,406	101.82%

	Liabilities in excess of other Assets		(865,876)	-1.82%

	Net Assets		$ 47,639,530	100.00%

* Non-Income producing securities.
** Variable rate security; the money market rate shown represents the yield at December 31, 2011.
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
December 31, 2011

Assets:
Investment Securities at Market Value	$ 48,505,406
(Identified Cost $46,609,290)
Receivables:
Shareholder Subscriptions	6,971
Dividends and Interest	65,499
Prepaid Expenses	4,200
Total Assets	48,582,076
Liabilities:
Payable to Advisor	758,287
Securities Purchased	58,379
Due to Custodian	56,137
Shareholder Redemptions	51,373
Accrued Expenses	18,370
Total Liabilities	942,546
Net Assets	$ 47,639,530

Net Assets Consist of:
Paid-In Capital	$ 45,541,079
Accumulated Realized Gain on Investments - Net	202,335
Unrealized Appreciation in Value of Investments Based on Identified Cost - Net	1,896,116
Net Assets	$ 47,639,530
Net Asset Value and Redemption Price
Per Share ($47,639,530/3,429,941 shares outstanding), no par value, unlimited shares authorized
$ 13.89

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the year ended December 31, 2011

Investment Income:
Dividends	$ 313,758
Interest	714
Total Investment Income	314,472
Expenses:
Investment Advisor Fees (Note 3)	709,037
Transfer Agent & Fund Accounting Fees	47,036
Insurance Fees	21,799
Custodial Fees	13,397
Audit Fees	15,437
Registration Fees	16,747
Trustee Fees	10,317
Legal Fees	318
Miscellaneous Fees	3,661
Printing & Mailing Fees	4,777
Total Expenses	842,526
Expense Reimbursement (Note 3)	(8,708)
Net Expenses	833,818

Net Investment Loss	(519,346)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	472,127
Capital Gain Distributions from Regulated Investment Companies	63,909
Change in Unrealized Depreciation on Investments	(2,807,778)
Net Realized and Unrealized Loss on Investments	(2,271,742)

Net Decrease in Net Assets from Operations	$ (2,791,088)

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets
	Year	Year
	Ended	Ended
	12/31/2011	12/31/2010
From Operations:
Net Investment Loss	$ (519,346)	$ (564,629)
Net Realized Gain on Investments	472,127	13,795
Capital Gain Distributions from Regulated Investment Companies	63,909	-
Net Unrealized Appreciation (Depreciation)	(2,807,778)	8,356,684
Increase (Decrease) in Net Assets from Operations	(2,791,088)	7,805,850

From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	-	-
Return of Capital	-	-
	-	-
From Capital Share Transactions: (a)
Proceeds From Sale of Shares	11,074,982	10,050,985
Shares issued in Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(25,119,765)	(13,176,424)
Net Decrease from Shareholder Activity	(14,044,783)	(3,125,439)

Net Increase (Decrease) in Net Assets	(16,835,871)	4,680,411

Net Assets at Beginning of Period	64,475,401	59,794,990
Net Assets at End of Period (b)	$ 47,639,530	$ 64,475,401

Share Transactions:
Issued	763,925	733,182
Reinvested	-	-
Redeemed	(1,746,369)	(965,363)
Net increase in shares	(982,444)	(232,181)
Shares outstanding beginning of Period	4,412,385	4,644,566
Shares outstanding end of Period	3,429,941	4,412,385

(a) Net of Redemption Fees of $9,668 for December 31, 2011, and $9,064 for December 31, 2010.
(b) Includes undistributed net investment income of $0 at December 31, 2011 and $0 at December 31, 2010.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Net Asset Value -
Beginning of Period	$ 14.61	$ 12.87	$ 11.45	$ 15.57	$ 13.80
Net Investment Income (Loss) *	(0.13)	(0.12)	(0.04)	0.15	0.23
Net Gains or Losses on Securities
(realized and unrealized)	(0.59)	1.86	1.49	(2.80)	1.90
Total from Investment Operations	(0.72)	1.74	1.45	(2.65)	2.13

Distributions from Net Investment Income	-	-	-	(0.14)	(0.17)
Distributions from Capital Gains	-	-	(0.03)	(1.33)	(0.19)
Distributions from Return of Capital	-	-	-	-	-
	-	-	(0.03)	(1.47)	(0.36)

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-

Net Asset Value -
End of Period	$ 13.89	$ 14.61	$ 12.87	$ 11.45	$ 15.57

Total Return	(4.93)%	13.52%	12.71%	(16.87)%	15.43%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 47,640	$ 64,475	$ 59,795	$ 57,365	$ 64,209

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.48%	1.47%	1.47%	1.44%	1.49%
Ratio of Net Income (Loss) to Average Net Assets	(0.93)%	(0.91)%	(0.35)%	1.12%	1.53%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.47%	1.47%	1.49%	1.49%	1.49%
Ratio of Net Income (Loss) to Average Net Assets	(0.91)%	(0.91)%	(0.37)%	1.06%	1.53%

Portfolio Turnover Rate	34.11%	5.46%	63.12%	66.37%	27.11%

* Per share net investment Income (loss) determined on average shares outstanding during year.
(a) Less than $0.01 per share

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  The below table summarizes the inputs used at December 31 2011:

	Level 1	Level 2	Level 3	Total
Equity*	$27,384,522	852,294	0	$28,236,816
Money Market Funds	20,268,590	0	0	20,268,590
Investments at Market	$47,653,112	852,294	0	$48,505,406

* See Schedule of Investments for industry breakout.

Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For year end December 31, 2011, Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At December 31, 2011 the Fund invested approximately 43% of net assets in the First American Government Obligations Money Market Fund which normally invests 100% of assets in Government and Agency securities with an objective of maximum current income consistent with capital preservation and maintenance of liquidity.  First American Government obligations Money Market Fund’s financial statements are available on the SEC website www.sec.gov.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2011 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset per value share.  For the year ended December 31, 2011, the Fund decreased paid in capital by $519,346 and decreased net investment loss by $519,346.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the year ended December 31, 2011, $9,668 of redemption fees were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the year ended December 31, 2011, Adviser earned $709,037 in fees.

A Fund officer and trustee is also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement from the Adviser, if Fund total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions and extraordinary expenses exceed 1.49% average daily net assets through Dec. 31, 2011.  For the year ended December 31, 2011, the Adviser reimbursed the Fund $8,708.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.

4.)

PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2011, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $10,166,131 and $12,727,944, respectively.

Fund may purchase put and call options. Put options are purchased to hedge against a decline in value of Fund securities. If such a decline occurs, put options permit Fund to sell securities underlying such options at exercise price or to close out options at a profit. Premiums paid for put or call options plus transaction costs will reduce the benefit, if any, realized upon option exercise and unless price of the underlying security rises or declines sufficiently, option may expire worthless. In addition, in event that price of security in connection with option was purchased moves in a direction favorable to Fund, benefits realized as result of such favorable movement will be reduced by premium paid for option and related transaction costs.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after Oct. 31.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

The tax nature of distributions paid during year end Dec 31, 2011 and year end Dec 31, 2010 are:

	2011	2010
Net Investment Income	$ 0	$ 0
Long Term Capital Gain	$ 0	$ 0

At December 31, 2011, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes                                  $46,650,053

Gross tax unrealized appreciation                                                                      $ 5,311,463

Gross tax unrealized depreciation                                                                       (3,456,110)

Net tax unrealized appreciation                                                                             1,855,353

Accumulated realized gain on investments –net                                                  243,098

Accumulated Gain                                                                                                $ 2,098,451

6.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to yearend. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

7.) NEW ACCOUNTING PRONOUNCEMENT

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Adviser is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

 QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-Q filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. Fund Form N-Qs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (56)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (79)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (56)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (46)	Trustee	Unlimited	President, Mohawk Asset	None
		Since Inception	Management

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St,- 2400, Philadelphia PA 19103

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Bertolet Capital Trust

New York, New York

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust (“Trust”), including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended December 31, 2011.   These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period  then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 20, 2012

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2011	December 31, 2011	July 1, 2011 to December 31, 2011

Actual	$1,000.00	$950.72	$7.28
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.74	$7.53

* Expenses are equal to the Fund's annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIOD ENDED DECEMBER 31, 2011

	1 Year	3 Year	5 Year	Since Inception
Pinnacle Value Fund	(4.93)%	6.75%	3.14%	7.93%
Russell 2000 Index	(4.18)%	15.62%	0.15%	9.29%

Pinnacle Value Fund
Russell 2000 Index
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
$21,766
$19,515
4/1/2003
12/31/2004
9/30/2006
6/30/2008
3/31/2010
12/31/2011

Chart assumes an initial investment of $10,000 made on 4/1/2003 (commencement of operations).  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of  federal, state and excise tax returns.

                                                                                            FYE 12/31/11      FYE 12/31/10

Audit fees                                                                                     $12,300                $12,300

Tax fees                                                                                         $2,700                   $2,700

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                                                  FYE 12/31/11    FYE 12/31/10

Registrant                                                                                       $0                      $0

Registrant’s Investment Adviser                                                       $0                      $0

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 10. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11. Exhibits attached hereto. None

SIGNATURES

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

By /s/ John E. Deysher

          President

          Bertolet Capital Trust

Date: March 5, 2012